Exhibit (b)

July 17, 2017

Citibank, N.A., as Depositary

ADR Department

388 Greenwich Street, 23rd Floor

New York, New York 10013

Attn.: Keith Galfo

Sony Corporation Restricted ADSs (CUSIP Nos.: 835699992, 835699976 and 835699984)

Ladies and Gentlemen:

Reference is made to the Amended and Restated Deposit Agreement, dated as of October 15, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Sony Corporation, a company organized under the laws of Japan (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder. To the extent that the terms of this letter agreement conflict or are inconsistent with the terms of the Deposit Agreement, the terms of this letter agreement shall prevail. All capitalized terms used, but not otherwise defined herein, shall have the meaning assigned thereto in the Deposit Agreement.

The Company desires to establish procedures to enable certain persons designated from time to time by the Company as (i) an Affiliate (an “Affiliate Holder”) or (ii) a non-Affiliate (a “Non-Affiliate Holder,” and together with Affiliate Holders, “Designated Holders”) of the Company, the names and registration details of which will be provided from time to time by the Company to the Depositary, to hold Shares that constitute (a) in the case of Affiliate Holders, (i) Restricted Securities (“Designated Restricted Shares”) that are subject to the vesting schedule and terms set forth in the allotment agreement executed by and between the Company and each Designated Holder (the “Plan,” along with similar plans that may be established by the Company from time to time, collectively, the “Plans”), as Restricted ADSs (“Designated Unvested Restricted ADSs”), and (ii) Designated Restricted Shares that are no longer subject to the vesting schedule and terms set forth in the applicable Plan as Restricted ADSs (“Designated Vested Restricted ADSs”), and (b) in the case of Non-Affiliate Holders, unrestricted Shares (“Designated Unrestricted Shares,” and together with the Designated Restricted Shares, the “Designated Shares”) that are subject to the vesting schedule and terms set forth in the applicable Plan as unvested unrestricted ADSs (“Designated Unvested Unrestricted ADSs”) issued pursuant, and subject to the terms and conditions of, the Deposit Agreement.

The Depositary agrees to accommodate the issuance and delivery of Designated Unvested Restricted ADSs, Designated Vested Restricted ADSs and Designated Unvested Unrestricted ADSs, provided that (x)(i) the terms of deposit of Designated Shares for Designated Unvested Restricted ADSs and the exchange of Designated Unvested Restricted ADSs for Designated Vested Restricted ADSs from time to time in accordance with the terms hereof, and (ii) the terms of deposit of Designated Shares for Designated Unvested Unrestricted ADSs from time to time in accordance with the terms hereof, neither (1) prejudice any substantial rights of existing Holders and Beneficial Owners of ADSs under the Deposit Agreement, nor (2) violate or conflict with any law, rule or administrative position applicable to the ADSs, and (y) the terms of the Deposit Agreement are supplemented as set forth in this Letter Agreement to establish procedures for, inter alia, (i) the issuance of Designated Unvested Restricted ADSs, (ii) the exchange of Designated Unvested Restricted ADSs for, and the issuance of, Designated Vested Restricted ADSs by the Depositary on behalf of the Affiliate Holders, (iii) the transfer or cancellation of Designated Vested Restricted ADSs by the Depositary on behalf of the Affiliate Holders, (iv) the exchange of Designated Vested Restricted ADSs for unrestricted, freely transferable ADSs by the Depositary on behalf of the Affiliate Holders, (v) the issuance of Designated Unvested Unrestricted ADSs, (vi) the exchange of Designated Unvested Unrestricted ADSs for unrestricted, freely transferable ADSs by the Depositary on behalf of the Non-Affiliate Holders, and (vii) the forfeiture and cancellation, under certain limited instances, of Designated Unvested Restricted ADSs and Designated Unvested Unrestricted ADSs and the delivery of the corresponding Designated Shares to the Company.

The purpose and intent of this Letter Agreement is to supplement the Deposit Agreement for the purpose of accommodating (a) in the case of Affiliate Holders, (i) the issuance of Designated Unvested Restricted ADSs in the names of the Affiliate Holders, (ii) the forfeiture and cancellation, under certain limited instances, of Designated Unvested Restricted ADSs and the corresponding delivery of the underlying Designated Shares to the Company, (iii) the exchange of such Designated Unvested Restricted ADSs for Designated Vested Restricted ADSs, (iv) the transfer or cancellation of such Designated Vested Restricted ADSs, and (v) the exchange of such Designated Vested Restricted ADSs for unrestricted, freely transferable ADSs, (b) in the case of Non-Affiliate Holders, (i) the issuance of Designated Unvested Unrestricted ADSs in the names of the Non-Affiliate Holders, (ii) the forfeiture and cancellation, under certain limited instances, of Designated Unvested Unrestricted ADSs and the corresponding delivery of the underlying Designated Shares to the Company, and (iii) the exchange of such Designated Unvested Unrestricted ADSs for unrestricted, freely transferable ADSs, and (c) certain ancillary transactions further described below.

The Company and the Depositary agree that a conformed copy of this Letter Agreement shall be filed as an exhibit to the Company’s next Registration Statement on Form F-6 filed in respect of the ADSs under the Securities Act of 1933, as amended (the “Securities Act”), if any.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agrees, notwithstanding the terms of the Deposit Agreement, as follows:

I.	Affiliate Holders

a.	Designated Unvested Restricted ADSs

1. Depositary Procedures. The Company agrees, in accordance with Section 2.3 of the Deposit Agreement, to deposit from time to time Designated Shares with The Bank of Tokyo-Mitsubishi UFJ Ltd., acting as custodian of Deposited Shares pursuant to the Deposit Agreement (the “Custodian”), and to submit a written request for acceptance by the Depositary of such Designated Shares (which request shall not be unreasonably denied) and for the issuance by the Depositary of the corresponding number of Designated Unvested Restricted ADSs in respect thereof in the form of uncertificated Restricted ADSs, registered in the names of the corresponding Affiliate Holders or their respective designees, upon the terms of Section 2.13 of the Deposit Agreement, as supplemented by this Letter Agreement. In connection with each deposit of Designated Shares and request for issuance of the corresponding Designated Unvested Restricted ADSs, the Company shall deliver to the Depositary a duly completed and signed Consent and Delivery Instruction substantially in the form of Exhibit A-1 hereto (each a “Consent and Delivery Instruction – Designated Unvested Restricted ADSs”).

In furtherance of the foregoing, the Company hereby instructs the Depositary and the Depositary agrees, upon the terms and subject to the conditions set forth in the Deposit Agreement as supplemented by this Letter Agreement, to (i) establish procedures to enable the deposit of the Designated Shares with the Custodian by the Company as a valid deposit of Shares under the Deposit Agreement in order to enable the issuance by the Depositary of Designated Unvested Restricted ADSs issued in the name of each Affiliate Holder under the terms and subject to the conditions of this Letter Agreement upon deposit of Designated Shares, and (ii) promptly deliver an account statement (the “Account Statement”) to the Affiliate Holders of Designated Unvested Restricted ADSs upon the issuance of such Designated Unvested Restricted ADSs in the form of uncertificated Restricted ADSs, in each case upon the terms set forth herein.

2. Company Assistance. The Company agrees to (i) provide commercially reasonable assistance upon the request of and to the Depositary in the establishment of such procedures to enable the acceptance of the deposit by the Company of the Designated Shares and the issuance, registration and delivery of the corresponding Designated Unvested Restricted ADSs, and (ii) take all commercially reasonable steps requested by the Depositary to ensure that the acceptance of the deposit of the Designated Shares and the issuance, registration and delivery of the corresponding Designated Unvested Restricted ADSs upon the terms and conditions set forth herein, do not prejudice any substantial existing rights of Holders or Beneficial Owners of ADSs and do not violate the provisions of the Securities Act or any other applicable laws.

To the extent required under the Deposit Agreement, the Company shall from time to time and prior to the deposit of any Designated Shares for the issuance of Designated Unvested Restricted ADSs cause its U.S. counsel to deliver an opinion at such time stating the registration statement registering such Designated Shares and the Designated Unvested Restricted ADSs has been declared effective by the Commission and no stop order pertaining thereto is in effect.

3. Limitations on Issuance of Designated Unvested Restricted ADSs. The Company hereby instructs the Depositary and the Depositary agrees, upon the terms and subject to the conditions set forth in this Letter Agreement, to issue Designated Unvested Restricted ADSs only (x) in the case of initial issuance upon receipt of (i) a duly completed and signed Consent and Delivery Instruction – Designated Unvested Restricted ADSs from the Company, (ii) confirmation from the Custodian of the receipt of the due deposit of the corresponding Designated Shares by the Company, and (iii) payment of the applicable fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement as supplemented hereby upon the deposit of Shares and the issuance of ADSs, and (y) in the event of any corporate action of the Company which results in the issuance of Designated Shares to, or for the benefit of, the corresponding Designated Holders of the Designated Unvested Restricted ADSs.

The Depositary shall cause the Designated Unvested Restricted ADSs issued upon the deposit of the corresponding Designated Shares to be separately identified on the books of the Depositary under Cusip No.: 835699992, and shall cause such Designated Shares to be held, to the extent practicable, separate and distinct by the Custodian from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not Designated Unvested Restricted ADSs, Designated Vested Restricted ADSs or Designated Unvested Unrestricted ADSs.

The Company hereby advises the Depositary and the Depositary hereby agrees and acknowledges that the Designated Unvested Restricted ADSs issuable in accordance with the terms of this Letter Agreement shall be (i) eligible to exercise all voting rights and receive dividend distributions, in each case in the manner and to the extent otherwise afforded to ADSs pursuant to the Deposit Agreement, and (ii) ineligible for any other actions, including the cancellation or transfer of ADSs, that may be made available to Holders of ADSs under the terms of the Deposit Agreement.

The Depositary is hereby authorized and directed to issue the Designated Unvested Restricted ADSs as uncertificated Restricted ADSs registered on the books of the Depositary in the name of the Affiliate Holders or their designees for the benefit of the Affiliate Holders subject to the restrictions specified in Section I.a.5. below.

4. Forfeiture Right and Survivorship. In any case prior to the vesting of any Designated Unvested Restricted ADSs in accordance with the terms and subject to conditions hereof and the applicable Plan, upon receipt by the Depositary of a duly completed Designated Unvested Restricted ADS Forfeiture Letter executed by the Company and the Affiliate Holder substantially in the form of Exhibit B-1 hereto, then such Designated Unvested Restricted ADSs held by the applicable Affiliate Holder set forth in the Designated Unvested Restricted ADS Forfeiture Letter shall then be forfeited in accordance with the applicable Plan and accordingly transferred by the Depositary at the deemed instruction of the Affiliate Holder to the Company promptly upon the Company’s presentation to the Depositary of the requisite transfer documentation. The Affiliate Holder shall provide the Designated Unvested Restricted ADS Forfeiture Letter to the Company and the Depositary promptly after the date of the applicable Consent and Delivery Instruction in undated form executed by the Affiliate Holder complete with medallion guarantee endorsement(s). Upon execution and delivery of the Designated Unvested Restricted ADS Forfeiture Letter by the Company after such forfeiture in accordance with the terms and conditions of the applicable Plan, the Affiliate Holder shall thereafter have no right, title, or interest in such Designated Unvested Restricted ADSs or the corresponding Designated Shares and the Depositary shall at the deemed instruction of the Affiliate Holder, and in accordance with the terms and subject to the conditions hereof, cancel such Designated Unvested Restricted ADSs and instruct the Custodian to deliver the corresponding Designated Shares to, and at the order of, the Company or its designee.

5. Stop Transfer Notation and Legend. Following the issuance thereof, the books of the Depositary shall identify the Designated Unvested Restricted ADSs (CUSIP No.: 835699992) as “restricted” and shall contain a “stop transfer” notation to that effect. The Account Statements to be sent by the Depositary to Affiliate Holders upon the issuance of Designated Unvested Restricted ADSs shall contain a legend substantially in the form of the following legend:

THE RESTRICTED AMERICAN DEPOSITARY SHARES (“RESTRICTED

ADSs”) CREDITED TO YOUR ACCOUNT AND THE UNDERLYING RESTRICTED SHARES (“RESTRICTED SHARES”) OF SONY CORPORATION (THE “COMPANY”) ARE SUBJECT TO THE TERMS OF A RESTRICTED ADS LETTER AGREEMENT, DATED AS OF JULY 17, 2017 (AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME, THE “RESTRICTED ADS LETTER AGREEMENT”), AND THE AMENDED AND RESTATED DEPOSIT AGREEMENT, DATED AS OF OCTOBER 15, 2014, AS AMENDED AND SUPPLEMENTED (AS SO AMENDED AND SUPPLEMENTED, THE “DEPOSIT AGREEMENT”). ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE RESTRICTED ADS LETTER AGREEMENT, OR IF NOT DEFINED THEREIN, IN THE DEPOSIT AGREEMENT.

HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs BY

ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE RESTRICTED ADS LETTER AGREEMENT. THE HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs, BY ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, HEREBY AGREE AND ACKNOWLEDGE THAT THE RESTRICTED ADSs AND THE RESTRICTED SHARES REPRESENTED THEREBY MAY NOT UNDER ANY CIRCUMSTANCES BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNTIL NOTICE IS PROVIDED TO CITIBANK, N.A., IN ITS CAPACITY AS THE DEPOSITARY FOR THE RESTRICTED ADSs (THE “DEPOSITARY”) BY THE COMPANY CONSENTING TO SUCH TRANSFER, SUBJECT IN ALL INSTANCES TO THE TERMS AND CONDITIONS HEREOF. A COPY OF THE DEPOSIT AGREEMENT AND OF THE RESTRICTED ADS LETTER AGREEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.

6. Fungibility. Except as contemplated herein and except as required by applicable law, the Designated Unvested Restricted ADSs shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement that are not Designated Unvested Restricted ADSs. Nothing contained herein shall obligate the Depositary to treat Holders of Designated Unvested Restricted ADSs on terms more favorable than those accorded to Holders of ADSs under the Deposit Agreement.

b.	Designated Vested Restricted ADSs.

1. Depositary Procedures. The Depositary hereby agrees upon written notice from time to time from the Company of the vesting of all or a portion of an Affiliate Holder’s Designated Restricted Shares to exchange the corresponding number of Designated Unvested Restricted ADSs for Designated Vested Restricted ADSs representing Designated Shares. Upon such notice from the Company, the Depositary is instructed to exchange the Designated Unvested Restricted ADSs for Designated Vested Restricted ADSs. In connection with the vesting of Designated Unvested Restricted ADSs, the Company shall deliver to the Depositary a duly completed and signed Notice of Vesting substantially in the form of Exhibit C-1 hereto (each a “Notice of Vesting – Designated Unvested Restricted ADSs”).

The Depositary shall cause the Designated Vested Restricted ADSs issued upon the vesting of the corresponding Designated Shares to be separately identified on the books of the Depositary under Cusip No.: 835699976, and shall cause such Designated Shares to be held, to the extent practicable, separate and distinct by the Custodian from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not Designated Vested Restricted ADSs, Designated Unvested Restricted ADSs or Designated Unvested Unrestricted ADSs.

Notwithstanding anything to the contrary in this Section I.b., if the Company indicates in a Notice of Vesting – Designated Unvested Restricted ADSs that as of the date thereof an Affiliate Holder is a person other than an Affiliate within the meaning of Rule 144 under the Securities Act, then in lieu of receiving Designated Vested Restricted ADSs (CUSIP No.: 835699976) in exchange for such Designated Unvested Restricted ADSs, such Affiliate Holder shall instead receive unrestricted, freely transferable ADSs (CUSIP No.: 835699307) in accordance with and subject to the terms of Section II.b. and shall be treated as a Non-Affiliate Holder hereunder.

The Company hereby advises the Depositary and the Depositary hereby agrees and acknowledges that the Designated Vested Restricted ADSs issuable in accordance with the terms of this Letter Agreement shall be (i) eligible to exercise all voting rights and receive dividend distributions, in each case in the manner and to the extent otherwise afforded to ADSs pursuant to the Deposit Agreement, and (ii) eligible for any other actions, including the cancellation or transfer of ADSs, that may be made available to Holders of ADSs under the terms of the Deposit Agreement, in all cases subject to and in accordance with any applicable securities laws of the United States.

In furtherance of the foregoing, the Company hereby instructs the Depositary and the Depositary agrees, upon the terms and subject to the conditions set forth in the Deposit Agreement as supplemented by this Letter Agreement, to (i) issue Designated Vested Restricted ADSs in the name of each Affiliate Holder under the terms and subject to the conditions of this Letter Agreement upon the vesting of the corresponding Designated Shares, and (ii) promptly deliver an Account Statement to the Affiliate Holders of Designated Vested Restricted ADSs upon the issuance of the Designated Vested Restricted ADSs in the form of uncertificated Restricted ADSs, in each case upon the terms set forth herein.

2. Stop Transfer Notation and Legend. The books of the Depositary shall identify the Designated Vested Restricted ADSs (CUSIP No.: 835699976) as “restricted” and shall contain a “stop transfer” notation to that effect. The Account Statements to be sent by the Depositary to Affiliate Holders upon the issuance of Designated Vested Restricted ADSs shall contain a legend substantially in the form of the following legend:

THE RESTRICTED AMERICAN DEPOSITARY SHARES (“RESTRICTED ADSs”) CREDITED TO YOUR ACCOUNT AND THE UNDERLYING RESTRICTED SHARES (“RESTRICTED SHARES”) OF SONY CORPORATION (THE “COMPANY”) ARE SUBJECT TO THE TERMS OF A RESTRICTED ADS LETTER AGREEMENT DATED AS OF JULY 17, 2017 (AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME, THE “RESTRICTED ADS LETTER AGREEMENT”) AND THE AMENDED AND RESTATED DEPOSIT AGREEMENT, DATED AS OF OCTOBER 15, 2014, AS AMENDED AND SUPPLEMENTED (AS SO AMENDED AND SUPPLEMENTED, THE “DEPOSIT AGREEMENT”). ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE RESTRICTED ADS LETTER AGREEMENT, OR IF NOT DEFINED THEREIN, IN THE DEPOSIT AGREEMENT.

HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs BY ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE RESTRICTED ADS LETTER AGREEMENT. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT IN A TRANSACTION REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS, UNLESS A REGISTRATION STATEMENT IS EFFECTIVE WITH RESPECT TO THESE SECURITIES. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, EACH OF CITIBANK, N.A., IN ITS CAPACITY AS THE DEPOSITARY FOR THE RESTRICTED ADSs (THE “DEPOSITARY”) AND THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE DEPOSITARY AND THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

PRIOR TO THE SALE OF THE RESTRICTED ADSs AND ISSUANCE OF FREELY TRANSFERABLE ADSs IN RESPECT THEREOF, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A RESALE CERTIFICATION AND INSTRUCTION LETTER IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT. PRIOR TO THE WITHDRAWAL OF THE RESTRICTED SHARES OR TRANSFER OF THE RESTRICTED ADSs, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION OR A TRANSFER CERTIFICATION, AS APPLICABLE, IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT. THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE RESTRICTED ADS LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THE RESTRICTED ADSs AND THE RESTRICTED SHARES UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE RESTRICTED ADS LETTER AGREEMENT FOR REMOVAL OF RESTRICTIONS ARE SATISFIED. NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY REPRESENTATION AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED ADSs. A COPY OF THE DEPOSIT AGREEMENT AND OF THE RESTRICTED ADS LETTER AGREEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.

3. Limitations on Transfer of Designated Vested Restricted ADSs. Except as set forth in Section I.b.6 below, the Designated Vested Restricted ADSs shall be transferable only by the Affiliate Holder thereof upon delivery to the Depositary of (i) all applicable documentation otherwise contemplated by the Deposit Agreement, (ii) a Transfer Certification from the Affiliate Holder substantially in the form attached hereto as Exhibit D, and (iii) such other documents as may reasonably be requested by the Depositary under the terms hereof (including, without limitation, opinions of U.S. counsel as to compliance with the terms of the legend set forth above in Section I.b.2.).

4. Limitations on Cancellation of Designated Vested Restricted ADSs. The Company instructs the Depositary and the Depositary agrees not to release any Designated Shares or cancel any Designated Vested Restricted ADSs for the purpose of withdrawing the corresponding Designated Shares at the instruction of the Affiliate Holder thereof unless (x) the conditions applicable to the withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied (except for any conditions relating to the Shares not being Restricted Securities), and (y) the Depositary shall have received from the Affiliate Holder thereof a duly completed and signed Withdrawal Certification substantially in the form attached hereto as Exhibit E (such certification, a “Withdrawal Certification”).

5. Fungibility. Except as contemplated herein and except as required by applicable law, the Designated Vested Restricted ADSs shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement that are not Designated Vested Restricted ADSs. Nothing contained herein shall obligate the Depositary to treat Holders of Designated Vested Restricted ADSs on terms more favorable than those accorded to Holders of ADSs under the Deposit Agreement.

6. Limitations On Exchange of Designated Vested Restricted ADSs for Unrestricted, Freely Transferrable ADSs. The Company instructs the Depositary, and the Depositary agrees, to cancel the Designated Vested Restricted ADSs and to issue and deliver unrestricted, freely transferable ADSs in respect thereof upon receipt of (i) a duly completed and signed Resale Certification and Instruction Letter, substantially in the form attached hereto as Exhibit F (the “Resale Certification and Instruction Letter”), (ii) an opinion of U.S. securities counsel contemplated in the Resale Certification and Instruction Letter, as applicable, (iii) payment of the ADS issuance and cancellation fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Letter Agreement, and (iv) any other documents as may reasonably be requested by the Depositary under the terms of the Deposit Agreement and this Letter Agreement.

7. Removal of Restrictions. The Depositary shall remove all stop transfer notations from its records in respect of specified Designated Vested Restricted ADSs and shall treat such Designated Vested Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement upon receipt of (x) written instructions from the Company to so remove all stop transfer notations from its records in respect of specified Designated Vested Restricted ADSs and to treat such Designated Vested Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement, (y) an opinion of U.S. counsel to the Company stating, inter alia, that such Designated Vested Restricted ADSs and the corresponding Designated Shares may be offered and sold by such Affiliate Holder without registration under the Securities Act, and (z) payment of the ADS issuance and cancellation fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Letter Agreement. Upon receipt of such instructions, opinion of counsel, and payment of fees, taxes and expenses, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Designated Vested Restricted ADSs and the ADSs, including, without limitation, by (a) removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as Designated Vested Restricted ADSs, and (b) making the formerly Designated Vested Restricted ADSs eligible for Pre-Release Transactions and for inclusion in the applicable book-entry settlement system.

II.	Non-Affiliate Holders.

a.	Designated Unvested Unrestricted ADSs

1. Depositary Procedures. The Company agrees, in accordance with Section 2.3 of the Deposit Agreement, to deposit from time to time Designated Shares with the Custodian, and to submit a written request for acceptance by the Depositary of such Designated Shares (which request shall not be unreasonably denied), and for the issuance by the Depositary of the corresponding number of Designated Unvested Unrestricted ADSs in respect thereof in the form of uncertificated ADSs, registered in the names of the corresponding Non-Affiliate Holders or their respective designees, upon the terms of Section 2.13 of the Deposit Agreement, as supplemented by this Letter Agreement. In connection with each deposit of Designated Shares and request for issuance of the corresponding Designated Unvested Unrestricted ADSs, the Company shall deliver to the Depositary a duly completed and signed Consent and Delivery Instruction substantially in the form of Exhibit A-2 hereto (each a “Consent and Delivery Instruction – Designated Unvested Unrestricted ADSs”).

In furtherance of the foregoing, the Company hereby instructs the Depositary and the Depositary agrees, upon the terms and subject to the conditions set forth in the Deposit Agreement as supplemented by this Letter Agreement, to (i) establish procedures to enable the deposit of the Designated Shares with the Custodian by the Company as a valid deposit of Shares under the Deposit Agreement in order to enable the issuance by the Depositary of Designated Unvested Unrestricted ADSs issued in the name of each Non-Affiliate Holder under the terms and subject to the conditions of this Letter Agreement upon deposit of Designated Shares, and (ii) promptly deliver an Account Statement to the Non-Affiliate Holders of Designated Unvested Unrestricted ADSs upon the issuance of such Designated Unvested Unrestricted ADSs in the form of uncertificated ADSs, in each case upon the terms set forth herein.

2. Company Assistance. The Company agrees to (i) provide commercially reasonable assistance upon the request of and to the Depositary in the establishment of such procedures to enable the acceptance of the deposit by the Company of the Designated Shares and the issuance, registration and delivery of the corresponding Designated Unvested Unrestricted ADSs, and (ii) take all commercially reasonable steps requested by the Depositary to ensure that the acceptance of the deposit of the Designated Shares and the issuance, registration and delivery of the corresponding Designated Unvested Unrestricted ADSs upon the terms and conditions set forth herein, do not prejudice any substantial existing rights of Holders or Beneficial Owners of ADSs and do not violate the provisions of the Securities Act or any other applicable laws.

To the extent required under the Deposit Agreement, the Company shall from time to time and prior to the deposit of any Designated Shares for the issuance of Designated Unvested Unrestricted ADSs cause its U.S. counsel to deliver an opinion at such time stating the registration statement registering such Designated Shares and the Designated Unvested Unrestricted ADSs has been declared effective by the Commission and no stop order pertaining thereto is in effect.

3. Limitations on Issuance of Designated Unvested Unrestricted ADSs. The Company hereby instructs the Depositary and the Depositary agrees, upon the terms and subject to the conditions set forth in this Letter Agreement, to issue Designated Unvested Unrestricted ADSs only (x) in the case of initial issuance upon receipt of (i) a duly completed and signed Consent and Delivery Instruction – Designated Unvested Unrestricted ADSs from the Company, (ii) confirmation from the Custodian of the receipt of the due deposit of the corresponding Designated Shares by the Company, and (iii) payment of the applicable fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement as supplemented hereby upon the deposit of Shares and the issuance of ADSs, and (y) in the event of any corporate action of the Company which results in the issuance of Designated Shares to, or for the benefit of, the corresponding Designated Holders of the Designated Unvested Unrestricted ADSs.

The Depositary shall cause the Designated Unvested Unrestricted ADSs issued upon the deposit of the corresponding Designated Shares to be separately identified on the books of the Depositary under Cusip No.: 835699984, and shall cause such Designated Shares to be held, to the extent practicable, separate and distinct by the Custodian from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not Designated Unvested Unrestricted ADSs, Designated Unvested Restricted ADSs or Designated Vested Restricted ADSs.

The Company hereby advises the Depositary and the Depositary hereby agrees and acknowledges that the Designated Unvested Unrestricted ADSs issuable in accordance with the terms of this Letter Agreement shall be (i) eligible to exercise all voting rights and receive dividend distributions, in each case in the manner and to the extent otherwise afforded to ADSs pursuant to the Deposit Agreement, and (ii) ineligible for any other actions, including the cancellation or transfer of ADSs, that may be made available to Holders of ADSs under the terms of the Deposit Agreement.

The Depositary is hereby authorized and directed to issue the Designated Unvested Unrestricted ADSs as uncertificated ADSs registered on the books of the Depositary in the name of the Non-Affiliate Holders or their designees for the benefit of the Non-Affiliate Holders subject to the restrictions specified in Section II.a.5. below.

4. Forfeiture Right and Survivorship. In any case prior to the vesting of any Designated Unvested Unrestricted ADSs in accordance with the terms and subject to conditions hereof and the applicable Plan, upon receipt by the Depositary of a duly completed Designated Unvested Unrestricted ADS Forfeiture Letter executed by the Company and the Non-Affiliate Holder substantially in the form of Exhibit B-2 hereto, then such Designated Unvested Unrestricted ADSs held by the applicable Non-Affiliate Holder set forth in the Designated Unvested Unrestricted ADS Forfeiture Letter shall then be forfeited in accordance with the applicable Plan and accordingly transferred by the Depositary at the deemed instruction of the Non-Affiliate Holder to the Company promptly upon the Company’s presentation to the Depositary of the requisite transfer documentation. The Non-Affiliate Holder shall provide the Designated Unvested Unrestricted ADS Forfeiture Letter to the Company and the Depositary promptly after the date of the applicable Consent and Delivery Instruction in undated form executed by the Non-Affiliate Holder, complete with medallion guarantee endorsement(s). Upon execution and delivery of the Designated Unvested Unrestricted ADS Forfeiture Letter by the Company after such forfeiture in accordance with the terms and conditions of the applicable Plan, the Non-Affiliate Holder shall thereafter have no right, title, or interest in such Designated Unvested Unrestricted ADSs or the corresponding Designated Shares and the Depositary shall at the deemed instruction of the Non-Affiliate Holder, and in accordance with the terms and subject to the conditions hereof, cancel such Designated Unvested Unrestricted ADSs and instruct the Custodian to deliver the corresponding Designated Shares to, and at the order of, the Company or its designee.

5. Stop Transfer Notation and Legend. Following the issuance thereof, the books of the Depositary shall identify the Designated Unvested Unrestricted ADSs (CUSIP No.: 835699984) as “restricted” and shall contain a “stop transfer” notation to that effect. The Account Statements to be sent by the Depositary to Non-Affiliate Holders upon the issuance of Designated Unvested Unrestricted ADSs shall contain a legend substantially in the form of the following legend:

THE RESTRICTED AMERICAN DEPOSITARY SHARES (“RESTRICTED ADSs”) CREDITED TO YOUR ACCOUNT AND THE UNDERLYING RESTRICTED SHARES (“RESTRICTED SHARES”) OF SONY CORPORATION (THE “COMPANY”) ARE SUBJECT TO THE TERMS OF A RESTRICTED ADS LETTER AGREEMENT, DATED AS OF JULY 17, 2017 (AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME, THE “RESTRICTED ADS LETTER AGREEMENT”), AND THE AMENDED AND RESTATED DEPOSIT AGREEMENT, DATED AS OF OCTOBER 15, 2014, AS AMENDED AND SUPPLEMENTED (AS SO AMENDED AND SUPPLEMENTED, THE “DEPOSIT AGREEMENT”). ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE RESTRICTED ADS LETTER AGREEMENT, OR IF NOT DEFINED THEREIN, IN THE DEPOSIT AGREEMENT.

HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs BY ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE RESTRICTED ADS LETTER AGREEMENT. THE HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs, BY ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, HEREBY AGREE AND ACKNOWLEDGE THAT THE RESTRICTED ADSs AND THE RESTRICTED SHARES REPRESENTED THEREBY MAY NOT UNDER ANY CIRCUMSTANCES BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNTIL NOTICE IS PROVIDED TO CITIBANK, N.A., IN ITS CAPACITY AS THE DEPOSITARY FOR THE RESTRICTED ADSs (THE “DEPOSITARY”) BY THE COMPANY CONSENTING TO SUCH TRANSFER, SUBJECT IN ALL INSTANCES TO THE TERMS AND CONDITIONS HEREOF. A COPY OF THE DEPOSIT AGREEMENT AND OF THE RESTRICTED ADS LETTER AGREEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.

6. Fungibility. Except as contemplated herein and except as required by applicable law, the Designated Unvested Unrestricted ADSs shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement that are not Designated Unvested Unrestricted ADSs. Nothing contained herein shall obligate the Depositary to treat Holders of Designated Unvested Unrestricted ADSs on terms more favorable than those accorded to Holders of ADSs under the Deposit Agreement.

b.	Unrestricted, Freely Transferable ADSs.

1. Depositary Procedures. The Depositary hereby agrees upon written notice from time to time from the Company of vesting of all or a portion of a Non-Affiliate Holder’s Designated Shares to exchange the corresponding number of Designated Unvested Unrestricted ADSs for unrestricted, freely transferable ADSs representing Shares and to instruct the Custodian to transfer the Designated Shares underlying the corresponding Designated Unvested Unrestricted ADSs from the account into which such Designated Shares were initially deposited into a separate account used to accept the deposit of, and to safekeep, the Shares. Upon such notice from the Company, the Depositary is instructed to exchange the Designated Unvested Unrestricted ADSs for unrestricted, freely transferable ADSs. In connection with the vesting of Designated Unvested Unrestricted ADSs, the Company shall deliver to the Depositary a duly completed and signed Notice of Vesting substantially in the form of Exhibit C-2 hereto (each a “Notice of Vesting – Designated Unvested Unrestricted ADSs”).

The Company hereby advises the Depositary and the Depositary hereby agrees and acknowledges that the unrestricted, freely transferable ADSs issuable in accordance with the terms of this Letter Agreement shall be (i) eligible to exercise all voting rights and receive dividend distributions, in each case in the manner and to the extent otherwise afforded to ADSs pursuant to the Deposit Agreement, and (ii) eligible for any other actions, including the cancellation or transfer of ADSs, that may be made available to Holders of ADSs under the terms of the Deposit Agreement.

In furtherance of the foregoing, the Company hereby instructs the Depositary and the Depositary agrees, upon the terms and subject to the conditions set forth in the Deposit Agreement as supplemented by this Letter Agreement, to (i) establish procedures to enable the transfer of the Designated Shares underlying the corresponding Designated Unvested Unrestricted ADSs for Shares by the Custodian at the instruction of the Depositary in order to enable the issuance by the Depositary of unrestricted, freely transferable ADSs issued in the name of each Non-Affiliate Holder or by means of book-entry transfer to the DTC account of the Non-Affiliate Holder, as so designated in the Notice of Vesting – Designated Unvested Unrestricted ADSs, under the terms and subject to the conditions of this Letter Agreement upon the transfer of the corresponding Designated Shares, and (ii) promptly deliver an Account Statement to the Non-Affiliate Holders of ADSs upon the issuance of the ADSs in the form of uncertificated ADSs, in each case upon the terms set forth herein.

2. Removal of Restrictions. The Depositary shall remove all stop transfer notations from its records in respect of specified Designated Unvested Unrestricted ADSs and shall treat such Designated Unvested Unrestricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement upon receipt of (x) written instructions from the Company to so remove all stop transfer notations from its records in respect of specified Designated Unvested Unrestricted ADSs and to treat such Designated Unvested Unrestricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement and (y) payment of the ADS issuance and cancellation fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Letter Agreement. Upon receipt of such instructions and payment of fees, taxes and expenses, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Designated Unvested Unrestricted ADSs and the ADSs, including, without limitation, by (a) removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as Designated Unvested Unrestricted ADSs, and (b) making the formerly Designated Unvested Unrestricted ADSs eligible for Pre-Release Transactions and for inclusion in the applicable book-entry settlement system.

III.	Designated Holders.

Nothing contained in this Letter Agreement shall in any way obligate the Depositary, or give authority to the Depositary, to accept any Shares other than the Designated Shares for deposit under the terms hereof.

IV.	Depositary Fees.

The Company agrees to pay to the Depositary (i) US$15,000.00 per annum for the maintenance and operation of the ADS program described herein under the terms of this Letter Agreement, (ii) an ADS issuance fee of up to $0.05 per (a) Designated Unvested Restricted ADS, (b) Designated Vested Restricted ADS, and (c) Designated Unvested Unrestricted ADS, in each case issued pursuant to the terms and subject to the conditions of this Letter Agreement, (iii) an ADS cancellation fee of up to $0.05 per (a) Designated Unvested Restricted ADS, (b) Designated Vested Restricted ADS, and (c) Designated Unvested Unrestricted ADS, in each case cancelled pursuant to the terms and subject to the conditions of this Letter Agreement, and (iv) reimburse the Depositary for all legal fees and expenses actually incurred in connection with establishment of the ADS program described herein pursuant to the terms and subject to the conditions of this Letter Agreement and the negotiation of the terms of this Letter Agreement, provided that, with respect to ongoing maintenance-related legal fees and expenses, the Depositary shall provide to the Company a good faith estimate of any such maintenance-related legal fees and expenses. Notwithstanding anything contained herein to the contrary, the parties agree that in the event there are more than eight (8) Designated Holders, the Company and the Depositary hereby agree to negotiate in good faith a revised fee schedule for any additional Designated Unvested Restricted ADSs, Designated Vested Restricted ADSs and Designated Unvested Unrestricted ADSs to be issued. In addition, each Designated Holder agrees to pay to the Depositary (i) all applicable fees, taxes and expenses payable in connection with the transfer of Designated Vested Restricted ADSs, and (ii) a transfer fee of up to US$0.05 per Designated Vested Restricted ADS transferred at the time of such transfer.

V.	Delivery of Opinions.

In furtherance of the foregoing, the Company shall at the time of execution of this Letter Agreement cause (A) its U.S. counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that assuming its due authorization, execution and delivery, this Letter Agreement is a valid, binding and enforceable agreement of the Company under the laws of the State of New York, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and (B) its Japanese counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) the Company has duly authorized and executed this Letter Agreement, (ii) this Letter Agreement constitutes a legal, valid and binding obligation of the Company under Japanese law enforceable against the Company upon its terms, (iii) all approvals required by Japanese law to permit the deposit of Designated Shares under the Deposit Agreement and this Letter Agreement have been obtained, and (iv) the terms of this Letter Agreement and the transactions contemplated by this Letter Agreement do not contravene or conflict with any Japanese law of general application.

VI.	Representations and Warranties.

The Company hereby represents and warrants as of the date hereof and as of the date of each subsequent deposit of Designated Shares under this Letter Agreement that (a)(1) the Designated Shares being deposited or to be deposited by the Company for the purpose of the issuance and delivery of the corresponding Designated Unvested Restricted ADSs and Designated Vested Restricted ADSs, and (2) the Designated Shares being deposited or to be deposited by the Company for the purpose of the issuance and delivery of the corresponding Designated Unvested Unrestricted ADSs are validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares, (b) the deposit from time to time of Designated Shares by the Company and the issuance and delivery of Designated Unvested Restricted ADSs, Designated Vested Restricted ADSs and Designated Unvested Unrestricted ADSs upon the terms contemplated herein, will not violate or conflict with any applicable securities laws or rules, (c) all approvals required by Japanese law to permit the deposit of Designated Shares under the Deposit Agreement and this Letter Agreement have been, or will be, obtained prior to the deposit of Designated Shares, (d) the Designated Shares are, and will be, of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement, and (e) to the Company’s knowledge, none of the terms of this Letter Agreement and none of the transactions contemplated in this Letter Agreement violate any court judgment or order issued against the Company or any material contract to which it is a party. Such representations and warranties shall survive each deposit of Designated Shares and each issuance of (i) Designated Unvested Restricted ADSs, (ii) Designated Vested Restricted ADSs, and (iii) Designated Unvested Unrestricted ADSs hereunder.

VII.	Indemnity.

Each of the Company and the Depositary acknowledges and agrees that the indemnification provisions of Section 5.8 of the Deposit Agreement shall apply to the acceptance of Designated Shares for deposit, the issuance of Designated Unvested Restricted ADSs, Designated Unvested Unrestricted ADSs and Designated Vested Restricted ADSs, the transfer of the Designated Vested Restricted ADSs, the addition/removal of the transfer and other restrictions set forth herein with respect to ADSs, and the withdrawal of Designated Shares upon the terms set forth herein, as well as to any other acts performed or omitted by the Depositary as contemplated by this Letter Agreement.

VIII.	Joinder.

The Company shall require any Designated Holder that, at any time following the date of this Letter Agreement, is to receive Designated Shares in the form of Designated Unvested Restricted ADS or Designated Unvested Unrestricted ADS to, upon and as a condition to such receipt, execute and deliver to the Company a joinder to this Letter Agreement, which joinder shall be included in Exhibit A-1 or Exhibit A-2, as applicable, pursuant to which such Designated Holder agrees to become a party to this Letter Agreement subject to the obligations and restrictions applicable to a Designated Holder pursuant to the terms set forth herein.

IX.	Miscellaneous.

This Letter Agreement shall be interpreted in accordance with, and all the rights and obligations hereunder shall be governed by, the laws of the State of New York as applicable to contracts to be wholly performed within the State of New York.

This Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement.

The Company and the Depositary have caused this Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

SONY CORPORATION

By:	/s/ Kenichiro Yoshida
Name: Kenichiro Yoshida
Title: Chief Financial Officer

CITIBANK, N.A. as Depositary

By:	/s/ Keith Galfo
Name: Keith Galfo
Title: Vice President

EXHIBITS

A-1	Consent and Delivery Instruction – Designated Unvested Restricted ADSs

A-2	Consent and Delivery Instruction – Designated Unvested Unrestricted ADSs

B-1	Designated Unvested Restricted ADS Forfeiture Letter

B-2	Designated Unvested Unrestricted ADS Forfeiture Letter

C-1	Notice of Vesting - Designated Unvested Restricted ADSs

C-2	Notice of Vesting - Designated Unvested Unrestricted ADSs

D	Transfer Certification

E	Withdrawal Certification

F	Resale Certification and Instruction Letter

Exh A-1

EXHIBIT A-1
to
Letter Agreement, dated as of July 17, 2017
(the “Letter Agreement”), by and between

Sony Corporation

and
Citibank, N.A.

_____________________

CONSENT AND DELIVERY INSTRUCTION

DESIGNATED UNVESTED RESTRICTED ADSs

AFFILIATE HOLDER

_____________________

Citibank, N.A.,
as Depositary
ADR Department
388 Greenwich Street, 23rd Floor
New York, New York 10013
Attention: Account Management

Sony Corporation (CUSIP No.: 835699992)

Dear Sirs:

Reference is made to the Amended and Restated Deposit Agreement, dated as of October 15, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Sony Corporation, a company organized under the laws of Japan (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of July 17, 2017 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

The Company hereby deposits the Designated Shares specified in Schedule I hereto on behalf of the specified beneficial owners thereof and hereby consents to the issuance by the Depositary of the corresponding Designated Unvested Restricted ADSs (as defined in the Restricted ADS Letter Agreement).

Exh A-2

The Company hereby represents and warrants to the Depositary that (a) the Designated Shares (as defined in the Restricted ADS Letter Agreement) being deposited for the purpose of the issuance of Designated Unvested Restricted ADSs are validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares, (b) the deposit of the specified Designated Shares and the issuance and delivery of Designated Unvested Restricted ADSs in respect thereof, in each case upon the terms contemplated in the Restricted ADS Letter Agreement, have been, as of the time of such deposit and issuance, duly registered under the Securities Act and the rules promulgated thereunder, (c) all approvals required by Japanese law to permit the deposit of the specified Designated Shares under the Deposit Agreement and the Restricted ADS Letter Agreement have been obtained prior to the deposit of the specified Designated Shares, (d) the Designated Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement, and (e) the specified beneficial owners of the Designated Shares specified on Schedule I hereto will be the Beneficial Owners of the corresponding Designated Unvested Restricted ADSs immediately following the deposit of the Designated Shares.

The undersigned Designated Holder hereby joins in the Letter Agreement dated as of July 17, 2017, by and between by and between the Company and the Depositary, acknowledges receipt of a true and complete copy of the Letter Agreement, and agrees to be bound by all terms and conditions set forth therein.

The Company confirms that payment of the applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement upon the deposit of Shares and issuance of ADSs is being made to the Depositary concurrently herewith.

Exh A-3

The Company and the undersigned Designated Holder have caused this Consent and Delivery Instruction to be executed and delivered on its behalf by their respective officers thereunto duly authorized as of the date set forth above.

SONY CORPORATION

By:
Name:
Title:

DESIGNATED HOLDER

By:
Name:

Exh A-4

Schedule I

Designated Shares	Designated Unvested Restricted ADSs	Name and Address of Beneficial Owner of Designated Unvested Restricted ADSs (include Social Security or US Tax ID number and email address)
Shares	ADSs

Exh A-5

EXHIBIT A-2
to
Letter Agreement, dated as of July 17, 2017
(the “Letter Agreement”), by and between

Sony Corporation

and
Citibank, N.A.

_____________________

CONSENT AND DELIVERY INSTRUCTION

DESIGNATED UNVESTED UNRESTRICTED ADSs

NON-AFFILIATE HOLDER
_____________________

_______________, ____

Citibank, N.A.,
as Depositary
ADR Department
388 Greenwich Street, 23rd Floor
New York, New York 10013
Attention: Account Management

Sony Corporation (CUSIP No.:_835699984)

Dear Sirs:

Reference is made to the Amended and Restated Deposit Agreement, dated as of October 15, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Sony Corporation, a company organized under the laws of Japan (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of July 17, 2017 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

The Company hereby deposits the Designated Shares specified in Schedule I hereto on behalf of the specified beneficial owners thereof and hereby consents to the issuance by the Depositary of the corresponding Designated Unvested Unrestricted ADSs (as defined in the Restricted ADS Letter Agreement).

Exh A-6

The Company hereby represents and warrants to the Depositary that (a) the Designated Shares (as defined in the Restricted ADS Letter Agreement) being deposited for the purpose of the issuance of Designated Unvested Unrestricted ADSs are validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares, (b) the deposit of the specified Designated Shares and the issuance and delivery of Designated Unvested Unrestricted ADSs in respect thereof, in each case upon the terms contemplated in the Restricted ADS Letter Agreement, have been, as of the time of such deposit and issuance, duly registered under the Securities Act and the rules promulgated thereunder, (c) all approvals required by Japanese law to permit the deposit of the specified Designated Shares under the Deposit Agreement and the Restricted ADS Letter Agreement have been obtained prior to the deposit of the specified Designated Shares, (d) the Designated Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement, and (e) the specified beneficial owners of the Designated Shares specified on Schedule I hereto will be the Beneficial Owners of the corresponding Designated Unvested Unrestricted ADSs immediately following the deposit of the Designated Shares.

The undersigned Designated Holder hereby joins in the Letter Agreement dated as of July 17, 2017, by and between by and between the Company and the Depositary, acknowledges receipt of a true and complete copy of the Letter Agreement, and agrees to be bound by all terms and conditions set forth therein.

The Company confirms that payment of the applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement upon the deposit of Shares and issuance of ADSs is being made to the Depositary concurrently herewith.

Exh A-7

The Company and the undersigned Designated Holder have caused this Consent and Delivery Instruction to be executed and delivered on its behalf by their respective officers thereunto duly authorized as of the date set forth above.

SONY CORPORATION

By:
Name:
Title:

DESIGNATED HOLDER

By:
Name:

Exh A-8

Schedule I

Designated Shares	Designated Unvested Unrestricted ADSs	Name and Address of Beneficial Owner of Designated Unvested Unrestricted ADSs (include Social Security or US Tax ID number and email address)
Shares	ADSs

Exh A-9

EXHIBIT B-1

to
Letter Agreement, dated as of July 17, 2017
(the “Letter Agreement”), by and between

Sony Corporation

and
Citibank, N.A.

_____________________

DESIGNATED UNVESTED RESTRICTED ADS FORFEITURE LETTER

AFFILIATE HOLDERS
_____________________

Citibank, N.A., as Depositary
ADR Department
388 Greenwich Street, 23rd Floor
New York, New York 10013
Attention: Account Management

Sony Corporation (CUSIP No.: 835699992)

Dear Sirs:

Reference is made to the Amended and Restated Deposit Agreement, dated as of October 15, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Sony Corporation, a company organized under the laws of Japan (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, (ii) the Restricted ADS Letter Agreement, dated as of July 17, 2017 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary, and (iii) the Consent and Delivery Instruction, dated [●], 2017, between the Company and the Designated Holder party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

In connection with the Restricted ADS Letter Agreement, the Designated Holder and the Company hereby instruct the Depositary to transfer the Designated Unvested Restricted ADSs specified below to the Company or its designee and to thereafter act in accordance with all instructions provided by the Company to the Depositary regarding the disposition of such Designated Unvested Restricted ADSs. The Designated Holder hereby further agrees pursuant to the terms of Section I.a.4. of the Restricted ADS Letter Agreement that any and all rights, title, or interest in such Designated Unvested Restricted ADSs and the corresponding Designated Shares shall be forfeited and accordingly shall be deemed to have been transferred from the Designated Holder by the Depositary to the Company and simultaneously upon such transfer of the Designated Unvested Restricted ADSs to the Company, the Depositary is hereby instructed by the Company to cancel the Designated Unvested Restricted ADSs specified below and to deliver the corresponding Designated Shares in accordance with the instructions set forth below.

Exh B-1

Name of Designated Holder:	__________________________________
Social Security Number or Taxpayer Identification Number of Designated Holder:	__________________________________
Account Number of Designated Holder:	__________________________________
Number of Designated Unvested Restricted ADSs to be transferred to, and simultaneously cancelled by, the Company:	__________________________________
Number of Designated Shares to be received by the Company upon cancellation of the Designated Unvested Restricted ADSs:	__________________________________

Delivery Information for delivery of Designated Shares Represented by Designated Unvested Restricted ADSs to be cancelled (to include 1. SWIFT Address (BIC CODE) of local recipient bank

2. Local bank Safekeeping account number

3. Final Beneficiary SWIFT Address (BIC CODE) or Final Beneficiary name):

__________________________________
__________________________________
__________________________________

__________________________________
__________________________________
__________________________________

Date:	__________________________________
Signature of Designated Holder:	__________________________________ (Identify Title if Acting in Representative Capacity)

SONY CORPORATION

By:
Name:
Title:

DESIGNATED HOLDER

By:
Name:

Exh B-2

MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:_________________________________________________________________

Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:_____________________________________________________________________________________
____________________________________________________________________________________________

Area Code and Telephone Number:________________________________________________________________

Dated:_______________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

Exh B-3

EXHIBIT B-2

to
Letter Agreement, dated as of July 17, 2017
(the “Letter Agreement”), by and between

Sony Corporation

and
Citibank, N.A.

_____________________

DESIGNATED UNVESTED UNRESTRICTED ADS FORFEITURE LETTER

NON-AFFILIATE HOLDERS
_____________________

Citibank, N.A., as Depositary
ADR Department
388 Greenwich Street, 23rd Floor
New York, New York 10013
Attention: Account Management

Sony Corporation (CUSIP No.:_835699984)

Dear Sirs:

Reference is made to the Amended and Restated Deposit Agreement, dated as of October 15, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Sony Corporation, a company organized under the laws of Japan (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, (ii) the Restricted ADS Letter Agreement, dated as of July 17, 2017 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary, and (iii) the Consent and Delivery Instruction, dated [●], 2017, between the Company and the Designated Holder party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

In connection with the Restricted ADS Letter Agreement, the Designated Holder and the Company hereby instruct the Depositary to transfer the Designated Unvested Unrestricted ADSs specified below to the Company or its designee and to thereafter act in accordance with all instructions provided by the Company to the Depositary regarding the disposition of such Designated Unvested Unrestricted ADSs. The Designated Holder hereby further agrees pursuant to the terms of Section II.a.4. of the Restricted ADS Letter Agreement that any and all rights, title, or interest in such Designated Unvested Unrestricted ADSs and the corresponding Designated Shares shall be forfeited and accordingly shall be deemed to have been transferred from the Designated Holder by the Depositary to the Company and simultaneously upon such transfer of the Designated Unvested Unrestricted ADSs to the Company, the Depositary is hereby instructed by the Company to cancel the Designated Unvested Unrestricted ADSs specified below and to deliver the corresponding Designated Shares in accordance with the instructions set forth below.

Exh B-4

Name of Designated Holder:	__________________________________

Social Security Number or Taxpayer Identification Number of Designated Holder:	__________________________________
Account Number of Designated Holder:	__________________________________

Number of Designated Unvested Unrestricted ADSs to be transferred to, and simultaneously cancelled by, the Company:	__________________________________

Number of Designated Shares to be received by the Company upon cancellation of the Designated Unvested Unrestricted ADSs:	__________________________________

Delivery Information for delivery of Designated Shares Represented by Designated Unvested Unrestricted ADSs to be cancelled (to include 1. SWIFT Address (BIC CODE) of local recipient bank

2. Local bank Safekeeping account number

3. Final Beneficiary SWIFT Address (BIC CODE) or Final Beneficiary name):

__________________________________
__________________________________
__________________________________

__________________________________
__________________________________
__________________________________

Date:	__________________________________

Signature of Designated Holder:	__________________________________ (Identify Title if Acting in Representative Capacity)

SONY CORPORATION

By:
Name:
Title:

DESIGNATED HOLDER

By:
Name:

Exh B-5

MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:_________________________________________________________________

Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:_____________________________________________________________________________________
____________________________________________________________________________________________

Area Code and Telephone Number:________________________________________________________________

Dated:_______________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

Exh B-6

EXHIBIT C-1

to
Letter Agreement, dated as of July 17, 2017
(the “Letter Agreement”), by and between

Sony Corporation

and
Citibank, N.A.

_____________________

NOTICE OF VESTING

AFFILIATE HOLDERS
_____________________

[_______________, ____]

Citibank, N.A., as Depositary
ADR Department
388 Greenwich Street, 23rd Floor
New York, New York 10013
Attention: Account Management

Sony Corporation (CUSIP No.: 835699992)

Dear Sirs:

Reference is made to the Amended and Restated Deposit Agreement, dated as of October 15, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Sony Corporation, a company organized under the laws of Japan (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, (ii) the Restricted ADS Letter Agreement, dated as of July 17, 2017 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary, and (iii) the Consent and Delivery Instruction, dated [●], 2017, between the Company and the Designated Holder party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

Exh C-1

In connection with the Restricted ADS Letter Agreement, the Company hereby informs the Depositary of the full vesting of the Designated Unvested Restricted ADSs specified in Schedule I hereto, and hereby instructs the Depositary (a) in the case of a Designated Holder of Designated Unvested Restricted ADSs that at the date hereof is an Affiliate within the meaning of Rule 144 under the Securities Act, to (i) cancel the Designated Unvested Restricted ADSs, (ii) issue the corresponding number of Designated Vested Restricted ADSs (CUSIP No.: 835699976) in the name of the Designated Holder in the form of uncertificated ADSs upon the terms set forth in the Restricted ADS Letter Agreement, in exchange for the cancelled Designated Unvested Restricted ADSs, and (iii) promptly deliver an Account Statement to the Designated Holder upon the issuance of the Designated Vested Restricted ADSs, or (b) in the case of a Designated Holder of Designated Unvested Restricted ADSs that at the date hereof is not an Affiliate within the meaning of Rule 144 under the Securities Act, to (i) cancel the Designated Unvested Restricted ADSs, (ii) instruct The Bank of Tokyo-Mitsubishi UFJ Ltd., as custodian, to transfer the corresponding number of Designated Shares from the applicable account held at the Custodian to the custody account designated by the Custodian for unrestricted, freely transferable Shares, (iii) issue the corresponding number of unrestricted, freely transferable ADSs (CUSIP No.: 835699307) in the name of the Designated Holder in the form of uncertificated ADSs, or if requested, by means of book-entry transfer to the DTC account of the Designated Holder, in each case upon the terms set forth in the Restricted ADS Letter Agreement in exchange for the cancelled Designated Unvested Restricted ADSs, and (iv) promptly deliver an Account Statement to the Designated Holder upon the issuance of the unrestricted, freely transferable ADSs.

The Company hereby advises the Depositary and the Depositary hereby agrees and acknowledges that the Designated Vested Restricted ADSs or the unrestricted, freely transferable ADSs, as applicable, issued in accordance with the terms of the Restricted ADS Letter Agreement and this Notice of Vesting shall be (i) eligible to exercise all voting rights and receive dividend distributions, in each case in the manner and to the extent otherwise afforded to ADSs pursuant to the Deposit Agreement, and (ii) eligible any other actions, including cancellation or transfer, that may be made available to Holders of ADSs under the terms of the Deposit Agreement, in all cases subject to and in accordance with any applicable securities laws of the United States.

SONY CORPORATION

By:
Name:
Title:

Exh C-2

Schedule I

The undersigned hereby confirms that the Designated Holder specified below is (CHECK ONE):

___ (a) an Affiliate Holder

___ (b) a Non-Affiliate Holder

Designated Unvested Restricted ADSs	Designated Holder of Designated Unvested Restricted ADSs (registered name and address)	If unrestricted, freely transferrable ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of Designated Holder[*]:

_________ ADSs		Name of DTC Participant acting for undersigned:

DTC Participant Account No.:

Account No. for undersigned at DTC Participant (f/b/o information):

Onward Delivery Instructions of undersigned:

Contact person at DTC Participant:

Daytime telephone number of contact person at DTC Participant:

___________________________

* If no instruction is provided, the unrestricted, freely transferable ADSs will be delivered in accordance with the registration details to which the Designated Unvested Restricted ADSs were registered.

Exh C-3

EXHIBIT C-2

to
Letter Agreement, dated as of July 17, 2017
(the “Letter Agreement”), by and between

Sony Corporation

and
Citibank, N.A.

_____________________

NOTICE OF VESTING

NON-AFFILIATE HOLDERS
_____________________

[_______________, ____]

Citibank, N.A., as Depositary
ADR Department
388 Greenwich Street, 23rd Floor
New York, New York 10013
Attention: Account Management

Sony Corporation (CUSIP No.: 835699984)

Dear Sirs:

Reference is made to the Amended and Restated Deposit Agreement, dated as of October 15, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Sony Corporation, a company organized under the laws of Japan (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, (ii) the Restricted ADS Letter Agreement, dated as of July 17, 2017 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary, and (iii) the Consent and Delivery Instruction, dated [●], 2017, between the Company and the Designated Holder party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

In connection with the Restricted ADS Letter Agreement, the Company hereby informs the Depositary of the full vesting of the Designated Unvested Unrestricted ADSs specified in Schedule I hereto, and hereby instructs the Depositary to (i) cancel the Designated Unvested Unrestricted ADSs, (ii) instruct The Bank of Tokyo-Mitsubishi UFJ Ltd., as custodian, to transfer the corresponding number of Designated Shares from the applicable account held at the Custodian to the custody account designated by the Custodian for unrestricted, freely transferable Shares, (iii) issue the corresponding number of unrestricted, freely transferable ADSs (CUSIP No.: 835699307) in the name of the Designated Holder in the form of uncertificated ADSs, or if requested, by means of book-entry transfer to the DTC account of the Designated Holder, in each case upon the terms set forth in the Restricted ADS Letter Agreement in exchange for the cancelled Designated Unvested Unrestricted ADSs, and (iv) promptly deliver an Account Statement to the Designated Holder upon the issuance of the unrestricted, freely transferable ADSs.

Exh C-4

The Company hereby advises the Depositary and the Depositary hereby agrees and acknowledges that the unrestricted, freely transferable ADSs issued in accordance with the terms of the Restricted ADS Letter Agreement and this Notice of Vesting shall be (i) eligible to exercise all voting rights and receive dividend distributions, in each case in the manner and to the extent otherwise afforded to ADSs pursuant to the Deposit Agreement, and (ii) eligible any other actions, including cancellation or transfer, that may be made available to Holders of ADSs under the terms of the Deposit Agreement, in all cases subject to and in accordance with any applicable securities laws of the United States.

SONY CORPORATION

By:
Name:
Title:

Exh C-5

Schedule I

Designated Unvested Unrestricted ADSs	Designated Holder of Designated Unvested Unrestricted ADSs (registered name and address)	If unrestricted, freely transferrable ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of Designated Holder[†]:

_________ ADSs		Name of DTC Participant acting for undersigned:

DTC Participant Account No.:

Account No. for undersigned at DTC Participant (f/b/o information):

Onward Delivery Instructions of undersigned:

Contact person at DTC Participant:

Daytime telephone number of contact person at DTC Participant:

__________________________

*If no instruction is provided, the unrestricted, freely transferable ADSs will be delivered in accordance with the registration details to which the Designated Unvested Unrestricted ADSs were registered.

Exh C-6

EXHIBIT D

to
Letter Agreement, dated as of July 17, 2017
(the “Letter Agreement”), by and between

Sony Corporation

and
Citibank, N.A.

_____________________

TRANSFER CERTIFICATION

(For Designated Holders of Designated Vested Restricted ADSs)

AFFILIATE HOLDERS

_____________________

_______________, ____

Citibank, N.A.,
as Depositary
ADR Department
388 Greenwich Street, 23rd Floor
New York, New York 10013

Attention: Account Management

Sony Corporation (CUSIP No.:_835699976)

Dear Sirs:

Reference is made to the Amended and Restated Deposit Agreement, dated as of October 15, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Sony Corporation, a company organized under the laws of Japan (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, (ii) the Restricted ADS Letter Agreement, dated as of July 17, 2017 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary, and (iii) the Consent and Delivery Instruction, dated [●], 2017, between the Company and the Designated Holder party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

Exh D-1

In connection with the transfer of the Designated Vested Restricted ADSs surrendered herewith (the “Surrendered Restricted ADSs”) to the person(s) specified in Schedule I hereto, the undersigned Holder certifies that:

(Check one)

___	(a) The Surrendered Restricted ADSs are being transferred to a person who the undersigned Holder reasonably believes is a “Qualified Institutional Buyer” (within the meaning of Rule 144A under the Securities Act) for the account of a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A under the Securities Act and the transferee is acquiring the Surrendered Restricted ADSs for investment purposes only without a view to distribution.

OR

___	(b) The Surrendered Restricted ADSs are being transferred to a person other than a U.S. Person (as defined in Regulation S under the Securities Act) in an offshore transaction meeting the requirements of Regulation S under the Securities Act and the transferee is acquiring the Surrendered Restricted ADSs for investment purposes without a view to distribution.

If neither of the items above is checked, the Depositary shall not be obligated to register the Surrendered Restricted ADSs in the name of any person other than the Holder thereof unless and until the conditions to any such transfer or registration set forth in the Deposit Agreement and the Restricted ADS Letter Agreement shall have been satisfied (including, without limitation, the delivery of an opinion of U.S. securities counsel).

The transferor confirms that applicable fees, taxes and expenses payable in connection the transfer of Designated Vested Restricted ADS under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement, up to US$0.05 per Designated Vested Restricted ADS transferred, is being made to the Depositary concurrently herewith.

The transferee has and, if acting on behalf of the Beneficial Owner, such Beneficial Owner has agreed to take a Restricted ADSs identical to the Restricted ADSs surrendered for transfer and subject to the same restrictions on transfer set forth in the Restricted ADS Letter Agreement.

By:
Name:
Title:
Dated:

Exh D-2

MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:_________________________________________________________________

Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:_____________________________________________________________________________________
____________________________________________________________________________________________

Area Code and Telephone Number:________________________________________________________________

Dated:_______________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

Exh D-3

Schedule I

The Designated Vested Restricted ADSs are to be issued in the name of, and delivered to, the following person(s) in the form of uncertificated ADSs:

Name of Transferee:

Street Address:

City, State, and Country:

Nationality:

Social Security or Tax Identification Number:

Exh D-4

EXHIBIT E
to

Letter Agreement, dated as of July 17, 2017

(the “Letter Agreement”), by and between

Sony Corporation

and
Citibank, N.A.

_____________________

WITHDRAWAL CERTIFICATION

(For Designated Holders of Designated Vested Restricted ADSs)

AFFILIATE HOLDERS
_____________________

_______________, ____

Citibank, N.A.,
as Depositary
ADR Department
388 Greenwich Street, 23rd Floor
New York, New York 10013
Attention: Account Management

Sony Corporation (CUSIP No.:_835699976)

Dear Sirs:

Reference is made to the Amended and Restated Deposit Agreement, dated as of October 15, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Sony Corporation, a company organized under the laws of Japan (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, (ii) the Restricted ADS Letter Agreement, dated as of July 17, 2017 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary, and (iii) the Consent and Delivery Instruction, dated [●], 2017, between the Company and the Designated Holder party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

1.                  This Withdrawal Certification is being furnished in connection with the withdrawal of Designated Shares upon surrender of Designated Vested Restricted ADSs to the Depositary.

2.                  We certify that either (check one):

Exh E-1

(a) ______ we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Designated Vested Restricted ADSs or the Designated Shares represented thereby to persons other than US Persons (as defined in Regulation S under the Securities Act) in an offshore transaction (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act, or

(b) ______ we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Designated Vested Restricted ADSs or the Designated Shares represented thereby in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act, or

(c) ______ we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Designated Vested Restricted ADSs or the Designated Shares represented thereby and (x) the Designated Vested Restricted ADSs to be transferred and the Designated Shares represented thereby are not held by an Affiliate of the Company within the meaning of Rule 144 under the Securities and (y) the Designated Shares to be delivered upon such sale are not “Restricted Securities” within the meaning of Rule 144(a)(3) under the Securities Act, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act; or

(d) ______ we will be the beneficial owner of the Designated Shares upon withdrawal, and, accordingly, we agree that (x) we will not offer, sell, pledge or otherwise transfer the Designated Shares except (A) in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, if available, (B) in an offshore transaction (as defined in Regulation S under the Securities Act) to persons other than U.S. Persons (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act, (C) pursuant to any other available exemption from the registration requirements of the Securities Act, or (D) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of the United States, and (y) we will not deposit or cause to be deposited such Designated Shares into any depositary receipt facility established or maintained by a depositary bank (including any such facility maintained by the Depositary), if such Designated Shares are “Restricted Securities” (within the meaning of given to such term in the Deposit Agreement).

Exh E-2

The undersigned hereby instructs the Depositary to cancel the Designated Vested Restricted ADSs specified below, to deliver the Designated Shares represented thereby as specified below and, if applicable, to issue to the undersigned a statement identifying the number of Designated Vested Restricted ADSs held by the undersigned and not cancelled pursuant to these instructions. The undersigned appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned. The undersigned confirms that applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement in connection the cancellation of Designated Vested Restricted ADSs and the withdrawal of the corresponding Designated Shares is being made to the Depositary concurrently herewith.

Name of Owner:	__________________________________

Social Security Number or Taxpayer Identification Number of Owner:	__________________________________

Account Number of Owner:	__________________________________

Number of Designated Vested Restricted ADSs to be cancelled:	__________________________________

Delivery Information for delivery of Designated Shares Represented by Designated Vested Restricted ADSs to be cancelled (to include 1. SWIFT Address (BIC CODE) of local recipient bank

2. Local bank Safekeeping account number

3. Final Beneficiary SWIFT Address (BIC CODE) or Final

Beneficiary name):

__________________________________
__________________________________
__________________________________

__________________________________
__________________________________
__________________________________

Date:	__________________________________

Signature of Owner:	__________________________________ (Identify Title if Acting in Representative Capacity)

Exh E-3

MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:_________________________________________________________________

Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:_____________________________________________________________________________________
____________________________________________________________________________________________

Area Code and Telephone Number:________________________________________________________________

Dated:_______________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

Exh E-4

EXHIBIT F

to
Letter Agreement, dated as of July 17, 2017
(the “Letter Agreement”), by and between

Sony Corporation

and
Citibank, N.A.

_____________________

RESALE CERTIFICATION AND INSTRUCTION LETTER

(For Designated Holders of Designated Vested Restricted ADSs)

AFFILIATE HOLDERS
_____________________

Citibank, N.A., as Depositary
ADR Department
388 Greenwich Street, 23rd Floor
New York, New York 10013
Attention: Account Management

Sony Corporation (CUSIP No.:_835699976)

Dear Sirs:

Reference is made to the Amended and Restated Deposit Agreement, dated as of October 15, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Sony Corporation, a company organized under the laws of Japan (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, (ii) the Restricted ADS Letter Agreement, dated as of July 17, 2017 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary, and (iii) the Consent and Delivery Instruction, dated [●], 2017, between the Company and the Designated Holder party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

This Certification and Instruction Letter is being provided in connection with our request to the Depositary to transfer the Designated Vested Restricted ADSs specified below (CUSIP No.: 835699976) registered in the name of the undersigned or the undersigned’s designee in the form of unrestricted, freely transferable ADSs in connection with our sale or transfer of such ADSs in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) or covered by a registration statement under the Securities Act (the “Sale”).

The undersigned certifies that (please check appropriate box below):

Exh F-1

☐  Sale Pursuant to Resale Registration Statement: (x) the Sale pursuant to which its Designated Vested Restricted ADSs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the Commission and is currently in effect, (y) the ADSs to be delivered upon such sale are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act), and (z) the undersigned has satisfied all applicable prospectus delivery requirements under the Securities Act;

OR

* ☐ Sale Exempt from Registration (Rule 144): (x) the Designated Vested Restricted ADSs to be transferred and the Designated Shares represented thereby are held by an Affiliate (within the meaning of Rule 144 under the Securities Act) of the Company and (y) the transaction is exempt from registration pursuant to Rule 144 under the Securities Act;

OR

* ☐ Non-Affiliate Sale: (x) the Designated Vested Restricted ADSs to be transferred and the Designated Shares represented thereby are not held by an Affiliate of the Company and (y) the ADSs to be delivered upon such sale are not “Restricted Securities” within the meaning of Rule 144(a)(3) under the Securities Act;

OR

* ☐ Sale Exempt from Registration (Other): the Designated Vested Restricted ADSs to be transferred and the Designated Shares represented thereby are being sold in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

OR

* ☐ Transfers Exempt from Registration (other than sales above): the Designated Vested Restricted ADSs to be transferred and the Designated Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

OR

*☐ Other: _______________________________________________.
[Please fill in details]

_____________________________

* The delivery of the requisite opinion of counsel to cover this transaction is the sole responsibility of the selling Restricted ADS holder.

Exh F-2

[The Designated Vested Restricted ADSs and the Designated Shares represented thereby are to be transferred in a transaction exempt from registration under the Securities Act so that the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act)].

The undersigned hereby requests that the Depositary:

(i)	debit from the undersigned's account specified below, for the issuance of freely transferable unrestricted ADSs, the following number of Designated Vested Restricted ADSs:

 __________________________________________

Designated Vested Restricted ADSs (CUSIP No.: 835699976), and

(ii)	following the debit of the Designated Vested Restricted ADSs as contemplated in (i) above, issue and deliver “free” the following number of ADSs:

 ___________________________
(CUSIP No.: 835699307)

to the person(s) identified below:

1.       If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned:

Name of DTC Participant acting for undersigned:	_____________________________

DTC Participant Account No.:	_____________________________

Account No. for undersigned at DTC Participant (f/b/o information):	_____________________________

Onward Delivery Instructions of undersigned:	_____________________________

Contact person at DTC Participant:	_____________________________

Daytime telephone number of contact person at DTC Participant:	_____________________________

Exh F-3

2.       If ADSs are to be issued delivered in the form of uncertificated ADSs or in the form of an ADR:

Name of Purchaser/Transferee:	_____________________________

Street Address:	_____________________________

City, State, and Country:	_____________________________

Nationality:	_____________________________

Social Security or Tax Identification Number:	_____________________________

The undersigned hereby instructs the Depositary to cancel the Designated Vested Restricted ADSs to be transferred in the form of freely transferable ADSs and, if applicable, to issue to the undersigned a statement identifying the number of Designated Vested Restricted ADSs held by the undersigned so transferred. The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned. The undersigned confirms that applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Designated Vested Restricted ADS Letter Agreement in connection the cancellation of Designated Vested Restricted ADSs and the issuance of ADSs is being made to the Depositary concurrently herewith.

Name of Owner:	__________________________________

Social Security Number or Taxpayer Identification Number of Owner:	__________________________________

Account Number of Owner:	__________________________________

Date:	__________________________________

Signature of Owner:	__________________________________ (Identify Title if Acting in Representative Capacity)

Exh F-4

MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:_________________________________________________________________

Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:_____________________________________________________________________________________
____________________________________________________________________________________________

Area Code and Telephone Number:________________________________________________________________

Dated:_______________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

Exh F-5